SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  May 5, 2003
                       _________________________________
                       (Date of earliest event reported)

                               Niku Corporation
            ______________________________________________________
            (Exact name of Registrant as specified in its charter)

               Delaware                                         77-0473454
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       (State of Incorporation)   (Commission File No.)        (IRS Employer
                                                            Identification No.)

                                305 Main Street
                        Redwood City, California 94063
         ____________________________________________________________
         (Address of principal executive offices, including zip code)

                                (650) 298-4600
             ____________________________________________________
             (Registrant's telephone number, including area code)

                                Not Applicable.
         _____________________________________________________________
         (Former name or former address, if changed since last report)

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ITEM 7.  EXHIBITS.

Exhibit
Number                Description
99.1                  Press Release dated May 5, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 5, 2003, Niku Corporation, a Delaware corporation, issued a press release announcing its preliminary financial results for the quarter ending April 30, 2003. A copy of the press release is furnished as Exhibit
99.1 to this report.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NIKU CORPORATION




 Date: May 5, 2003                      By:    /s/ Michael Shahbazian
                                        Name:  Michael Shahbazian
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                 EXHIBIT INDEX

Exhibit Number        Description

99.1                  Press Release dated May 5, 2003

                                                                Exhibit 99.1


Investor Contact:                              Press Contact:

Stephanie Tawn                                 David Hurwitz
Niku Corporation                               Niku Corporation
650-701-2732                                   650-298-5904
stawn@niku.com                                 dhurwitz@niku.com


FOR IMMEDIATE RELEASE


               NIKU ANNOUNCES PRELIMINARY FIRST QUARTER RESULTS

REDWOOD CITY, CA - May 5, 2003 - Niku Corporation (NasdaqSC: NIKU) today announced preliminary results for its first fiscal quarter ended April 30, 2003. The Company expects to report total revenue of approximately $9.8 million and license revenue of approximately $3.2 million. The Company expects to be profitable for the quarter, with GAAP net income of approximately $0.01 per share. The Company expects to report cash and cash equivalents of approximately $23 million at April 30, 2003.

Joshua Pickus, Niku's president and chief executive officer, said, "We are pleased to maintain profitability in the first quarter given the challenging selling environment for application software and the impending launch of Niku
6.1. We believe Niku 6.1 delivers a wide range of new capabilities for enterprise portfolio management and look forward to bringing it to customers."

The Company will report final financial results for its first fiscal quarter on May 15, 2003.

About Niku Corporation

Niku Corporation (NasdaqSC: NIKU) is the leading vendor of Enterprise Portfolio Management systems. More than 400,000 users at industry leaders like 3M, Barclays, Best Buy, Emerson, Philips, and Unilever depend on Niku's flagship product, Niku 6, to manage mission-critical projects, programs, and initiatives. Niku 6 offers superior functionality, scalability, and architecture--making it the leading solution for managing IT organizations, new product development, and services operations. Niku Corporation is a publicly-held company with global operations. Niku can be reached at info@niku.com, at 877-846-6458 (NIKU), and at www.niku.com.

Forward-Looking Statements

Statements or information in this press release other than statements of historical fact contain predictions, estimates and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These forward looking statements include, but are not limited to, statements regarding the Company's projected revenue, projected license revenue, projected net income, projected cash and cash equivalents and projected capabilities of Niku 6.1. All forward-looking statements included in this press release are based upon information available to Niku as of the date of the release, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. These and additional risks and uncertainties associated with the Company's business are detailed in the Company's Form 10K filed on April 15, 2003 and in its other filings with the Securities and Exchange Commission.
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